UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2026

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GLOBAL ASSET MANAGEMENT GROUP, INC.

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Monroe Street, Suite 1505

Rockville, MD 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 398-8319

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Global Asset Management Group, Inc. (OTC: GAMG) Establishes Strategic Financing Relationship

On March 18, 2026, the Company completed a series of Agreements to establish a strategic financing relationship with Leonite Fund I, LP (“Leonite”), designed to support the Company’s continued expansion through asset-backed real estate investments and disciplined capital deployment.

The financing relationship provides the Company with structured capital aligned with the Company’s long-term growth strategy, while preserving flexibility as the Company scales its asset base and operating platform.

Overview of the Leonite–GAMG Relationship

Under the terms of the Agreements, Leonite intends to provide GAMG with initial access to a senior secured convertible note facility of $10 million, to be funded in tranches for real estate acquisitions. Proceeds will be used as equity for acquiring income-producing multifamily real estate and general working capital, with subsequent tranches earmarked for additional property acquisitions.

The credit facility is structured with:

•	Senior secured positioning tied to specific assets
•	Defined maturity and interest terms
•	Conversion features aligned with long-term equity participation
•	Prepayment flexibility for the Company
•	Restrictions designed to protect capital structure integrity

Management of the Company believes this structure reflects a capital partner aligned with asset-level discipline rather than short-term market dynamics, and strengthens the Company across several dimensions:

•	Access to Institutional Capital

The facility provides GAMG with capital from an experienced investment fund accustomed to structured, asset-backed transactions.

•	Alignment With Asset-Backed Growth

Proceeds are intended to be deployed directly into income-producing real estate, reinforcing balance-sheet quality rather than speculative use of funds.

•	Capital Structure Discipline

The senior secured nature of the financing, combined with staged funding, supports measured growth while maintaining oversight and accountability.

•	Flexibility for Shareholders

The Company retains discretion over draw timing, use of proceeds, and prepayment, allowing management to optimize capital deployment as opportunities arise. Management believes these efforts collectively position GAMG as a more institutionally credible platform, capable of responsibly deploying capital at scale.

The Leonite financing complements several recent initiatives undertaken by the Company, including:

•	Expansion of the Company’s Washington, D.C. real estate portfolio
•	Integration of in-house asset management capabilities
•	Strengthening of governance and advisory infrastructure
•	Enhancements to the Company’s capital markets foundation

The foregoing descriptions of the Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreements set forth in the Exhibits hereto.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Senior Secured Promissory Note Agreement
Exhibit 10.2	Securities Purchase Agreement
Exhibit 10.3	Common Share Purchase Warrant Agreement
Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ASSET MANAGEMENT GROUP, INC.

Dated: March 24, 2026	By:	/s/ John Murray
	Name:	John Murray
	Title:	President

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